EXHIBIT 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, David Roberts, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Verra Mobility Corporation; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2019	By:	/s/ David Roberts
David Roberts President, Chief Executive Officer, and Director (Principal Executive Officer)